POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED AUGUST 3, 2015 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 27, 2015

Effective immediately, on page 103, the first two sentences in the section titled “Management—Securities Lending Agents” are deleted and replaced with the following:

Securities Lending Agents. Brown Brothers Harriman & Co. (“BBH”) acts as the securities lending agent for PowerShares DWA SmallCap Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio and PowerShares S&P SmallCap Materials Portfolio. Citibank N.A. (“Citi”) acts as the securities lending agent for PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares Preferred Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Information Technology Portfolio and PowerShares S&P SmallCap Utilities Portfolio.

Please Retain This Supplement For Future Reference.

P-PS-SAI-TRUSTII-SUP-1 080315